UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2025

AMERIPRISE FINANCIAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1099 Ameriprise Financial Center Minneapolis, Minnesota	55474
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	AMP	The New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(d)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2025, upon the recommendation of its Nominating and Governance Committee, the Board of Ameriprise Financial, Inc. (the “Company”) appointed Liane J. Pelletier as a director of the Company effective immediately. Ms. Pelletier will join the Company’s Audit and Risk Committee on the same date.

Ms. Pelletier served as the chair, chief executive officer and president of Alaska Communications Systems Group, a telecommunications and technology services provider, from 2003 to 2011. Prior to that, she held senior roles at Sprint Corporation, including Senior Vice President of Corporate Strategy and Business Development.

Ms. Pelletier has served as a director of Expeditors International of Washington, Inc. since 2013 and Frontdoor, Inc. since 2018, and she served as a director of Switch, Inc. from 2020-2022, and ATN International, Inc. from 2012-2023. Ms. Pelletier earned an MS from the MIT Sloan School of Management and a BA from Wellesley College.

Ms. Pelletier will participate in the Company’s outside director compensation program described in the Company’s proxy statement for its 2025 annual meeting of shareholders.  She is eligible to receive a pro rata portion of the $210,000 annual grant of deferred share units for the service period measured from November 12, 2025, through the date of the Company’s 2026 annual meeting of shareholders. She was not appointed to serve on the Board pursuant to any arrangement or understanding between Ms. Pelletier and any other persons, and there are no transactions between the Company and Ms. Pelletier or any of her immediate family members that require disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(Registrant)

Date: November 12, 2025	By:	/s/ Wendy B. Mahling
Wendy B. Mahling
Senior Vice President, Corporate Secretary & Securities and Corporate Law